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                                  POWER OF ATTORNEY

The undersigned directors of EquiTrust Life Insurance Company, an Iowa corporation (the "Company"), hereby constitute and appoint Edward M. Wiederstein, and Stephen M. Morain, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance policies or annuity contracts: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto set his or her hand on the date set forth below.

NAME                                              DATE
----                                              ----

/s/ Thomas R. Gibson                              January 6, 1998
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Thomas R. Gibson


/s/ Richard D. Harris                             January 6, 1998
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Richard D. Harris


/s/ Timothy J. Hoffman                            January 6, 1998
-----------------------------------               ---------------
Timothy J. Hoffman


/s/ Stephen M. Morain                             January 6, 1998
-----------------------------------               ---------------
Stephen M. Morain


/s/ James W. Noyce                                January 6, 1998
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James W. Noyce


/s/ William J. Oddy                               January 6, 1998
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William J. Oddy


/s/ Edward M. Wiederstein                         January 6, 1998
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Edward M. Wiederstein